UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2009
(Date of Earliest Event Reported)

Commission file number: 1-3203

CANAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 804-697-1000

CHESAPEAKE CORPORATION
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.     DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 30, 2009, Guy N. A. Faller resigned as Corporate Controller and Principal Accounting Officer of Chesapeake Corporation, now known as Canal Corporation.

ITEM 8.01.     OTHER EVENTS

Modified SEC Reporting

As previously disclosed, Chesapeake Corporation, now Canal Corporation, and its U.S. operating subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the Eastern District of Virginia in Richmond (the “Bankruptcy Court”) on December 29, 2008, seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code.  During the pendency of the bankruptcy proceedings, Canal Corporation has adopted a modified reporting program with respect to its reporting obligations under the federal securities laws.  In lieu of filing annual reports on Form 10-K and quarterly reports on Form 10-Q, Canal Corporation will file current reports on Form 8-K to disclose material financial information, including copies of Canal Corporation’s monthly operating reports required to be submitted to the Bankruptcy Court and material events relating to the bankruptcy proceedings.  Canal Corporation believes that it meets the conditions for modified reporting set forth in Exchange Act Release No. 9660 (the “Release”), dated June 30, 1972, and that its modified reporting program is consistent with the protection of its investors as set forth in the Release.

Monthly Operating Reports

On April 30, 2009, Chesapeake Corporation, now Canal Corporation, filed with the Bankruptcy Court its unaudited monthly operating reports for the period March 2, 2009 to March 29, 2009 (the “Monthly Reports”).  Copies of the Monthly Reports are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Canal Corporation cautions readers not to place undue reliance upon the information contained in the Monthly Reports.  Information in the Monthly Reports reflects only information related to Canal Corporation and its U.S. debtor operating subsidiaries and does not include information for the entire consolidated Chesapeake group.  The Monthly Reports contain financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to further review and potential adjustments.  The Monthly Reports are in a format prescribed by applicable bankruptcy laws, were prepared solely for the purpose of complying with the monthly reporting requirements in Canal Corporation’s bankruptcy proceedings and contain information for periods that are shorter or different from those contained in periodic reports filed with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended.  The information set forth in the Monthly Reports should not be viewed as representative of Canal

Corporation’s expected operating results for future periods.

The Monthly Reports are, and any future such monthly operating reports will be, furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits
99.1	Monthly Operating Reports for the period March 2, 2009 to March 29, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANAL CORPORATION
(Registrant)

Date: May 5, 2009	BY:	/s/ Joel K. Mostrom
Joel K. Mostrom
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Monthly Operating Reports for the period March 2, 2009 to March 29, 2009